UNITED STATES
SECURITIES AND EXCHANGE COMMISISON
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2006
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Wynn Resorts, Limited
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Wynn Las Vegas, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-98369	88-0494878
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3131 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(zip code)

(702) 770-7555
(Each registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d—2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e- 4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2006, Wynn Las Vegas, LLC, a wholly owned subsidiary of Wynn Resorts, Limited, entered into a Fourth Amendment to Credit Agreement (the “Credit Agreement Amendment”) with Wynn Golf, LLC, Wynn Sunrise, LLC, World Travel, LLC, Las Vegas Jet, LLC, Wynn Show Performers, LLC, Wynn Las Vegas Capital Corp., Kevyn, LLC, Wynn Resorts Holdings, LLC, Wynn Completion Guarantor, LLC and Deutsche Bank Trust Company Americas, as administrative agent under the Credit Agreement, dated as of December 14, 2004, among Wynn Las Vegas, LLC, Deutsche Bank Securities Inc., Deutsche Bank Trust Company Americas, Banc of America Securities LLC, Bank of America, N.A., Bear, Stearns & Co. Inc., Bear Stearns Corporate Lending Inc., J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A., SG Americas Securities, LLC, Societe Generale and the several banks and financial institutions or entities from time to time parties thereto (the “Credit Agreement”).

The Credit Agreement Amendment, entered into anticipation of a contemplated refinancing of Wynn Las Vegas, LLC’s current senior facilities: (i) clarifies the Credit Agreement’s definition of “Consolidated Total Debt”; and (ii) changes the Consolidated Interest Coverage Ratio (as defined in the Credit Agreement) applicable on Quarterly Dates (as defined in the Credit Agreement) on or prior to September 30, 2007 from 2.25:1 to 2.00:1. The Fourth Amendment to Credit Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On July 7, 2006, Wynn Las Vegas, LLC engaged Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Bank of America, N.A. and Banc of America Securities LLC in connection with the proposed refinancing of its senior facilities.

The lenders and agents under the Credit Agreement and certain of their affiliates have performed investment banking, commercial lending and advisory services for the Registrants and their affiliates, from time to time, for which they have received customary fees and expenses. These parties may, from time to time, engage in transactions with, and perform services for, the Registrants and their affiliates in the ordinary course of their business.

Deutsche Bank AG, Hong Kong Branch, an affiliate of Deutsche Bank Securities Inc., and Societe Generale Asia Limited, an affiliate of SG Americas Securities, LLC, acted as global coordinating lead arrangers under a $397 million definitive credit agreement executed on September 14, 2004 by one of the Registrants’ affiliates to partially finance the Registrants’ Wynn Macau project.

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Federal securities laws. These forward-looking statements are subject to risks and uncertainties that could cause actual results and outcomes to differ from those expressed in or implied by the statements herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1
Fourth Amendment to Credit Agreement, dated June 30, 2006 among Wynn Las Vegas, LLC, Wynn Golf, LLC, Wynn Sunrise, LLC, World Travel, LLC, Las Vegas Jet, LLC, Wynn Show Performers, LLC, Wynn Las Vegas Capital Corp., Kevyn, LLC, Wynn Resorts Holdings, LLC, Wynn Completion Guarantor, LLC and Deutsche Bank Trust Company Americas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2006

WYNN RESORTS, LIMITED

By:	/s/ John Strzemp
John Strzemp
Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2006

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC,
its sole member

By:	Wynn Resorts, Limited,
its sole member

By:	/s/ John Strzemp
John Strzemp
Chief Financial Officer